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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                           ----------------------



                                 FORM 8-K



                              CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported):   June 20, 2002
                                                          -------------



                             CBRL GROUP, INC.


          Tennessee                    0-25225                62-1749513
          ---------                    -------                ----------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)


                305 Hartmann Drive, Lebanon, Tennessee 37087

                             (615) 444-5533




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.  None.

         (b) Pro Forma Financial Information.  None.

         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.

ITEM 9.  REGULATION FD DISCLOSURE.

     On June 20, 2002, CBRL Group, Inc. issued the press release that is attached as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to certain quarter-to-date information on current sales trends and which reaffirmed earnings guidance for the fiscal fourth quarter and full year.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 20, 2002               CBRL GROUP, INC.


                                    By: /s/ James F. Blackstock
                                        -------------------------------------
                                    Name:    James F. Blackstock
                                    Title:   Senior Vice President, Secretary
                                             and General Counsel




                                EXHIBIT INDEX

Exhibit No.     Description                                          Page No.
-----------     -----------                                          --------

99              Press Release issued by CBRL Group, Inc.                5
                on June 20, 2002.